UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2022

LOGIQ, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51815	46-5057897
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Broad Street, 16-079

New York, New York 10004

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (808) 829-1057

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On January 27, 2022 Logiq, Inc. (the “Company”) issued a press release announcing the completion of the transfer of its AppLogiq business to Lovarra, a fully reporting U.S. public company. As previously disclosed in that Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission ( the “Commission”) on December 1, 2021, the Company controls Lovarra through its subsidiary GoLogiq LLC.

In connection with the completion of the transfer of AppLogiq to Lovarra, Lovarra issued 26,350,756 shares of its common stock to the Company (the “Lovarra Shares”). The Company will hold the Lovarra Shares until it distributes 100% of the Lovarra Shares to the Company’s stockholders of record as of December 30, 2021 on a 1-for-1 basis (i.e. for every 1 share of Logiq held on December 30, 2021, the holder thereof will receive 1 share of Lovarra), which the Company intends to complete approximately 6 months from now, subject to customary conditions and approvals.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K and the exhibit(s) attached hereto (collectively, the “Report”), including the disclosures set forth herein, contains certain forward-looking statements that involve substantial risks and uncertainties. When used herein, the terms “intends,” “anticipates,” “expects,” “estimates,” “believes” and similar expressions, as they relate to us or our management, are intended to identify such forward-looking statements.

Forward-looking statements in this Report or hereafter, including in other publicly available documents filed with the Commission, reports to the stockholders of the Company and other publicly available statements issued or released by the Company involve known and unknown risks, uncertainties and other factors which could cause the Company’s actual results, performance (financial or operating) or achievements to differ from the future results, performance (financial or operating) or achievements expressed or implied by such forward-looking statements. Such future results are based upon management’s best estimates based upon current conditions and the most recent results of operations. These risks include, but are not limited to, the risks set forth herein and in such other documents filed with the Commission, each of which could adversely affect the Company’s business and the accuracy of the forward-looking statements contained herein. The Company’s actual results, performance or achievements may differ materially from those expressed or implied by such forward-looking statements.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release, dated January 27, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOGIQ, INC.

Dated: January 27, 2022	By:	/s/ Brent Suen
Brent Suen Chief Executive Officer and Executive Chairman